Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Taxes (Details) [Line Items]
Unified enterprise income tax rate	25.00%
Income tax rate	15.00%
Statutory income tax rate	15.00%
Subsidiaries in PRC are subject to income tax rate	25.00%
Tax holidays decreased income taxes (in Dollars)	$ 25,735	$ 595,556	$ 158,167
Net income per share (in Dollars per share)		$ 0.07	$ 0.02
Description of net operating loss carryforwards	As of December 31, 2020, the Company has approximately $3.3 million net operating loss (“NOL”) carryforwards with expirations by 2025.
Valuation allowance against (in Dollars)	$ 517,537	$ 272,815
Minimum [Member]
Taxes (Details) [Line Items]
Value add tax standard rates	6.00%
Maximum [Member]
Taxes (Details) [Line Items]
Value add tax standard rates	13.00%